MUTUAL FUNDS

John Hancock

Money Market Fund

PROSPECTUS 8–1–08

➤ CLASS A, B AND C SHARES

As with all mutual funds, the Securities and Exchange Commission (the SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A John Hancock Money Market Fund

Table of contents

Fund summary	Fund details		Your account
A concise look at the fund’s investment	More about topics covered in the		How to place an order to buy, sell or
goal, its main strategies and main risks,	summary section, including descriptions		exchange fund shares, as well as infor-
its past performance and the costs	of the various risk factors that investors		mation about the fund’s business policies
of investing.	should understand before investing.		and any distributions it may pay.

2 Money Market Fund	4	Risks of investing	7	Choosing a share class
	4	Who’s who	8	How sales charges are calculated
	6	Financial highlights	8	Sales charge reductions and waivers
			8	Opening an account
			10	Buying shares
			11	Selling shares
			13	Transaction policies
			13	Dividends and account policies
			14	Additional investor services
For more information See back cover

Fund summary

John Hancock

Money Market Fund

Day-to-day investment management: MFC Global Investment Management (U.S.), LLC

Class / Ticker	A / JHMXX	B / TSMXX	C / JMCXX

Goal and strategy

To seek the maximum current income that is consistent with				• International organizations such as the World Bank and the
maintaining liquidity and preserving capital. The fund intends to				International Monetary Fund.
maintain a stable $1 share price.
The fund may also invest in repurchase agreements based on these
The fund invests only in U.S.-dollar-denominated securities rated				securities.
within the two highest short-term credit categories and their
unrated equivalents. These securities may be issued by:				The fund maintains an average dollar-weighted maturity of 90 days or less and does not invest in securities with remaining maturities
•	U.S. and foreign companies;			of more than 13 months.

•	U.S. and foreign banks;			In managing the fund, the subadviser searches aggressively for the best values on securities that meet the fund’s credit and maturity
•	U.S. and foreign governments;			requirements. The subadviser tends to favor corporate securities and looks for relative yield advantages between, for example, a
•	U.S. agencies, states and municipalities; and			company’s secured and unsecured short-term debt obligations.

Main risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency. Although the fund seeks to maintain a stable $1.00 share price, the value of the fund’s shares could go down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance. The fund’s main risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 4.

Debt securities risk Debt securities are affected by changes in interest rates and credit quality.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies.
Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to adverse political and economic developments.

Interest rate risk The longer the duration or maturity of a fixed-
income security, the more susceptible it is to interest rate risk.

Issuer risk An issuer of a security may perform poorly, and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

2 Money Market Fund – Fund summary

Past performance

Calendar year total returns – Class A (%)
Best quarter: Q4 ’00, 1.45			Worst quarter: Q1 ’04, 0.04			Year-to-date as of 6-30-08: 1.31

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
4.72	4.28	5.52	3.37	0.95	0.24	0.51	2.37	4.29	4.52

Average annual total returns (%)	1 Year	5 Year	10 Year	Inception
as of 12-31-07				5-1-98

Class A	4.52	2.37	3.06	—

Class B	–1.37	1.60	2.52	—

Class C1	2.63	1.79	—	2.28

Investor costs

Shareholder transaction expenses[2] (%)	Class A	Class B	Class C
Maximum deferred sales charge (load) as a % of purchase or sale
price, whichever is less	—	5.00	1.00
Annual operating expenses (%)	Class A	Class B	Class C
Management fee	0.50	0.50	0.50

Distribution and service (12b-1) fees	0.25	1.00	1.00

Other expenses	0.26	0.27[3]	0.26

Total fund operating expenses	1.01	1.77[3]	1.76

Contractual expense reimbursement[4]	–0.20[5]	–0.11	–0.10

Net fund operating expenses	0.81	1.66	1.66

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class A	Class B		Class C
		Shares sold	Shares kept	Shares sold	Shares kept

1 Year	83	669	169	269	169

3 Years	302	847	547	544	544

5 Years	538	1,149	949	945	945

10 Years	1,218	1,874[6]	1,874[6]	2,065	2,065

Calendar year total returns

These do not include sales charges, and would have been lower if they did. They are shown only for Class A and would be different for other classes. How the fund’s returns vary from year to year can give an idea of its risk; however, as always, past performance does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

These include sales charges (Class B and Class C only). All figures assume dividend reinvestment.

Yield information

For the fund’s 7-day effective yield, call 1-800-225-5291.

1	Adjusted to reflect termination of front-end sales charges as of 7-15-04.

Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

2	A $4.00 fee will be charged for wire redemptions.

3	The fund receives earnings credits from its transfer agent as a result of uninvested cash balances; these credits are used to reduce a portion of the fund’s transfer agent fees.

Such fee reduction is not reflected in total fund operating expenses. Had this fee reduction been taken into account, total fund operating expenses would have been 1.76% for Class B.

4	Reflects adviser’s contractual agreement to limit maximum rate of management fee to 0.40% until at least July 31, 2009 and includes fee reductions due to earnings credits received from its transfer agent as a result of uninvested cash balances.

5	Reflects distributor’s contractual agreement to limit 12b-1 fee on Class A shares to 0.15% until at least July 31, 2009.

6	Reflects conversion of Class B shares to Class A shares after eight years.

Money Market Fund – Fund summary 3

Fund details

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Debt securities risk

Debt securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest rate risk. Debt securities are affected by changes in interest rates. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit quality risk. The fund, like all money market funds, must invest exclusively in high-quality debt securities (generally those that are in the two highest credit categories). Debt securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a debt security deteriorates below the two highest credit rating categories after a fund has purchased the security, the fund may be required to dispose of the security.

Prepayment of principal. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Upon prepayment of an investment, the fund may be required to re-invest the proceeds at lower interest rates.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks. The securities markets of many foreign countries are relatively small, with a limited number of issuers. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security.

Issuer risk

An issuer of a security purchased by a fund may perform poorly, and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

These investment strategies and securities are described further in the SAI.

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its investment strategy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates an investment subadviser to manage the assets of the fund. As of March 31, 2008, the adviser had total assets under management of approximately $30 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee for Money Market Fund

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily assets of the fund.

			Between	Between
		First	$500 million	$750 million
		$500 million	and $750 million	and $1.0 billion

Aggregate
net assets of
the fund		0.50%	0.425%	0.375%

	Between	Between	Between	Excess
	$1.0 billion	$1.5 billion	$2.0 billion	Over
	and $1.5 billion	and $2.0 billion	and $2.5 billion	$2.5 billion

Aggregate
net assets of
the fund	0.35%	0.325%	0.30%	0.275%

During their most recent full fiscal year, the fund paid the following management fee as a percentage of net assets to the investment adviser.

Money Market Fund (after reimbursement): 0.40%

4 Money Market Fund – Fund details

Out of these fees, the investment adviser in turn paid the fees of the subadviser and certain other service providers.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, was discussed in the fund’s March 31, 2008 annual report.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC 101 Huntington Avenue Boston, MA 02199

  Founded in 1979, currently manages more than $30 billion (as of March 31, 2008)
  Subsidiary of John Hancock Financial Services, Inc.
  Supervised by the adviser, John Hancock Advisers, LLC

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

The Bank of New York
One Wall Street
New York, NY 10286

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

Money Market Fund – Fund details 5

Financial highlights

These tables detail the performance of each share class, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of March 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Class A Shares
Per share operating performance	year ended	3-31-04[1]	3-31-05[1]	3-31-06	3-31-07	3-31-08
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[2]		—[3]	0.01	0.03	0.04	0.04

Less distributions

From net investment income		—[3]	(0.01)	(0.03)	(0.04)	(0.04)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00	$1.00

Total return[4,5] (%)		0.21	0.86	2.92	4.45	4.24
Ratios and supplemental data
Net assets, end of period (in millions)		$211	$224	$185	$195	$317

Ratios (as a percentage of average net assets):

Expenses before reductions		1.14	1.09	1.11	1.09	1.01

Expenses net of fee waivers, if any		0.94	0.88	0.91	0.88	0.81

Expenses net of all fee waivers and credits		0.94	0.88	0.91	0.88	0.81

Net investment income		0.21	0.83	2.85	4.37	4.08
Class B Shares
Per share operating performance	year ended	3-31-04[1]	3-31-05[1]	3-31-06	3-31-07	3-31-08
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[2]		—[3]	—[3]	0.02	0.04	0.03

Less distributions

From net investment income		—[3]	—[3]	(0.02)	(0.04)	(0.03)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00	$1.00

Total return[4,5] (%)		0.12	0.50	2.05	3.57	3.36
Ratios and supplemental data
Net assets, end of period (in millions)		$89	$63	$36	$28	$34

Ratios (as a percentage of average net assets):

Expenses before reductions		1.89	1.85	1.86	1.83	1.77

Expenses net of fee waivers, if any		1.04	1.20	1.76	1.73	1.67

Expenses net of all fee waivers and credits		1.04	1.20	1.76	1.73	1.66

Net investment income		0.12	0.46	1.94	3.52	3.29
Class C Shares
Per share operating performance	year ended	3-31-04[1]	3-31-05[1]	3-31-06	3-31-07	3-31-08
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[2]		—[3]	—[3]	0.02	0.04	0.03

Less distributions

From net investment income		—[3]	—[3]	(0.02)	(0.04)	(0.03)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00	$1.00

Total return[4,5] (%)		0.12	0.50	2.04	3.57	3.35
Ratios and supplemental data
Net assets, end of period (in millions)		$12	$13	$4	$8	$31

Ratios (as a percentage of average net assets):

Expenses before reductions		1.89	1.84	1.85	1.83	1.76

Expenses net of fee waivers, if any		1.04	1.19	1.75	1.73	1.66

Expenses net of all fee waivers and credits		1.04	1.19	1.75	1.73	1.66

Net investment income		0.12	0.46	1.86	3.54	3.10

1 Audited by previous Independent Registered Public Accounting Firm 2 Based on the average of the shares outstanding. 3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Money Market Fund – Fund details

Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

  No sales charges
  Distribution and service (Rule 12b-1) fees of 0.25% which are currently limited to 0.15%.

Class B

  No front-end sales charge; all your money goes to work for you right away.
  Distribution and service (Rule 12b-1) fees of 1.00%.
  A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”
  Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

  No front-end sales charge; all your money goes to work for you right away.
  Distribution and service (Rule 12b-1) fees of 1.00%.
  A 1.00% CDSC on shares sold within one year of purchase.
  No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

  directly, by the payment of sales commissions, if any; and
  indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

Money Market Fund – Your account 7

Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per each participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges
Years after purchase	CDSC
1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C deferred charges
Years after purchase	CDSC
1st year	1.00%
After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

  to make payments through certain systematic withdrawal plans certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs redemptions pursuant to the fund’s right to liquidate an account less than $1,000 redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock to make certain distributions from a retirement plan
  because of shareholder death or disability

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege, you must contact your financial representative or Signature Services.

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the fund are as follows:

non-retirement account: $1,000

retirement account: $500; there is no minimum initial investment for certain group retirement plans investing using salary deduction or similar group methods of payment group investments: $250

Monthly Automatic Accumulation Program (MAAP): $25 to open; you must invest at least $25 a month there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to

8 Money Market Fund – Your account

obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Money Market Fund – Your account 9

Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John	• Make out a check for the investment amount, payable to “John
Hancock Signature Services, Inc.”	Hancock Signature Services, Inc.”
• Deliver the check and your completed application to your financial	• Fill out the detachable investment slip from an account statement. If
representative, or mail them to Signature Services (address below).	no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.
• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an	• Log on to the Web site below to process exchanges between funds.
exchange.	• Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative, or	• Obtain wiring instructions by calling Signature Services.
mail it to Signature Services.	• Instruct your bank to wire the amount of your investment. Specify the
• Obtain your account number by calling your financial representative or	fund name, the share class, your account number and the name(s) in
Signature Services.	which the account is registered. Your bank may charge a fee to wire
• Obtain wiring instructions by calling Signature Services.	funds.
• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”	• Verify that your bank or credit union is a member of the Automated
Clearing House (ACH) system.
• Complete the “Bank Information” section on your account application.
• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”	• Verify that your bank or credit union is a member of the ACH system.
• Complete the “To Purchase, Exchange or Redeem Shares via
Telephone” and “Bank Information” sections on your account
application.
• Call EASI-Line for automated service.
• Call your financial representative or call Signature Services between
8:00 A.M. and 7:00 P.M., Eastern Time on most business days.

To open or add to an account using the Monthly Automatic Accumulation
Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI Line	Signature Services, Inc
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

10 Money Market Fund – Your account

Selling shares

To sell some or all of your shares
By letter
• Accounts of any type.	• Write a letter of instruction or complete a stock power indicating the
• Sales of any amount.	fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
• Include all signatures and any additional documents that may be required (see next page).
• Mail the materials to Signature Services. (address below)
• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts.	• Log on to the Web site below to initiate redemptions from your fund.
• Sales of up to $100,000.

By phone
• Most accounts.	• Call EASI-Line for automated service.
• Sales of up to $100,000.	• Call your financial representative or call Signature Services between
8:00 A.M. and 7:00 P.M., Eastern Time on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount.	• To verify that the Internet or telephone redemption privilege is in place
• Requests by Internet or phone to sell up to $100,000.	on an account, or to request the form to add it to an existing account, call Signature Services.
• Funds requested by wire will be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.
• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type.	• Obtain a current prospectus for the fund into which you are
• Sales of any amount.	exchanging by Internet or by calling your financial representative or
Signature Services.
• Log on to the Web site below to process exchanges between your funds.
• Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.

By check
• Any amount with check-writing privileges.	• Request check-writing on your account application.
• Sales of over $100 and up to $100,000.	• Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire.
• Write a check for any amount over $100 and up to $100,000.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

Money Market Fund – Your account 11

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  your address of record has changed within the past 30 days;
  you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or
  you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint or UGMA/UTMA accounts (custodial	• Letter of instruction.
accounts for minors)	• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.
• Medallion signature guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or	• Letter of instruction.
association accounts	• Corporate business/organization resolution, certified within the past
12 months or a John Hancock funds business/ organization
certification form.
• On the letter and the resolution, the signature of the person(s)
authorized to sign for the account.
• Medallion signature guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction.
• On the letter, the signature(s) of the trustee(s).
• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.
• Medallion signature guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a deceased	• Letter of instruction signed by surviving tenant.
co-tenant(s)	• Copy of death certificate.
• Medallion signature guarantee, if applicable (see above).
• Inheritance tax waiver, if applicable.

Executors of shareholder estates	• Letter of instruction signed by executor.
• Copy of order appointing executor, certified within the past 12 months.
• Medallion signature guarantee, if applicable (see above).
• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account	• Call Signature Services for instructions.
types not listed above

Regular mail	Express delivery	Web site	EASI Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

12 Money Market Fund – Your account

Transaction policies

Valuation of shares

The NAV per share for each class of shares of the fund is determined twice each business day at 12:00 P.M. (noon) and at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time) on each business day that the New York Stock Exchange is open. To help the fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or residential addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts must be identical. If no sales charge was paid on Class A shares, you will pay the sales charge imposed by the new fund. Otherwise, your Class A shares will be exchanged without a sales charge.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may cancel or change its exchange policies at any time upon 60 days written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in “market timing” or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs. However, money market funds are typically utilized by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors in money market funds value the ability to add and withdraw their funds quickly and without restrictions. Moreover, because all money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in market value, they generally are not the targets of abusive trading practices. For these reasons, the fund’s board of trustees has not adopted policies and procedures with respect to frequent purchases and redemptions of the fund’s shares, and the fund does not impose redemption fees or minimum holding periods for its investors. However, the fund’s management will seek to prevent an investor from utilizing the fund to facilitate frequent purchases and redemptions of shares in other John Hancock funds that are not money market funds. The John Hancock funds have adopted policies and procedures with respect to excessive trading and potential “market timing” activity for its non-money market funds (as described in the prospectus for the non-money market John Hancock funds), and an account will be prevented from purchasing additional shares or making further exchanges if the fund’s management determines that the account has engaged in timing activities in contravention of a non-money market John Hancock fund’s policies.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

  after every transaction (except a dividend reinvestment), automatic investment or systematic withdrawal) that affects your account balance after any changes of name or address of the registered owner(s)
  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are typically distributed at least annually. Most of the fund’s dividends are income dividends. Purchases by wire or other federal funds that are accepted before 12:00 P.M. (noon), Eastern Time, will receive the dividend declared that day. Other orders, including those that are not accompanied by federal funds, will begin receiving dividends the following day. Redemption orders wired before 12:00 P.M. (noon), Eastern Time will not receive that day’s dividends.

Money Market Fund – Your account 13

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. However, as long as the fund maintains a stable share price, you will not have a gain or loss on shares you sell or exchange, although a loss may still arise if a CDSC is paid.

Small accounts (non-retirement only)

If you draw down your account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

  Complete the appropriate parts of your account application.
  If you are using MAAP to open an account, make out a check for your first investment amount payable to “John Hancock Signature Services, Inc.” in an amount satisfying the applicable minimum initial investment requirements specified in the section “Opening an account.” Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

  Make sure you have at least $5,000 worth of shares in your account.
  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).
  Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
  Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.
  Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 30 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

14 Money Market Fund – Your account

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund, and includes a summary of the fund’s policy regarding
disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is
incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail: John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required): Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090.

2008 JOHN HANCOCK FUNDS, LLC 440PN 8/08 SEC file number: 811-2485

John Hancock Funds, LLC MEMBER FINRA 601 Congress Street Boston, MA 02210-2805 www.jhfunds.com

Electronic delivery now available at www.jhfunds.com/edelivery